UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
 ____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 18, 2020

FORMFACTOR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road
Livermore,	CA		94551
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code:  (925) 290-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FORM	Nasdaq Global Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01.  Regulation FD Disclosure.

On August 18, 2020, FormFactor, Inc. (“FormFactor”) is hosting an analyst call to provide an update to its long-term strategy and financial model. A copy of the presentation used by management in conjunction with the call is furnished as exhibit 99.01 to this report and is incorporated herein by reference.

The presentation furnished as Exhibit 99.01 contains contains forward looking statements within the meaning of the U S Securities Exchange Act of 1934 and the Securities Act of 1933. The forward looking statements include statements concerning, among other things, our future business model and strategies, our financial model and structure, market and market share growth, industry trends, customer demand and growth opportunities. In some instances, you can identify these statements by forward looking words, such as "may," "might," "will," "could," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "intend" and "continue," the negative or plural of these words and other comparable terminology. The target financial model described in this presentation is intended to aid in the evaluation of long term potential, and is not guidance or a statement of forecasted performance in a specific future period. The forward looking statements are only predictions based on our current expectations and our projections about future events. All information and forward looking statements included in this presentation and the related discussions are based upon information available to us as of August 18, 2020. You should not place undue reliance on these forward looking statements. These forward looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these statements, including risks related to technology and market trends; the benefits of acquisitions and investments; macroeconomic conditions; uncertainties related to the COVID-19 pandemic and the impacts of our responses to it; the interpretation and impacts of changes in export controls and other trade barriers; our success in executing our business strategies and other risks discussed in the section titled “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended December 28, 2019 and in our other filings with the U.S. Securities and Exchange Commission copies of which may be obtained by visiting the Investor Relations section of our website at http://investors.formfactor.com or at www.sec.gov.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith and this list is intended to constitute the exhibit index.

Exhibit Number	Description
99.01	Analyst Call Presentation: Company Strategy & Target Model Update, dated August 18, 2020

The information in this report and the accompanying exhibit shall not be incorporated by reference into any filing of FormFactor with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. The information in this report, including the accompanying exhibit, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date:	August 18, 2020	By:	/s/ JASON COHEN
			Name:	Jason Cohen
			Title:	General Counsel